Exhibit 99.1

INOVALON TO ACQUIRE CREEHAN & COMPANY, INDUSTRY-LEADING SPECIALTY PHARMACY SAAS PLATFORM

Combination Empowers Expanded Data-Driven Capabilities to Achieve Greater Outcomes and Economics

For High-Cost and High-Complexity Medications

BOWIE, Md. — September 22, 2016 — Inovalon (NASDAQ: INOV), a leading technology company providing advanced, cloud-based analytics and data-driven intervention platforms to the healthcare industry, has entered into a definitive agreement to acquire Creehan Holding Co., Inc., the parent company of Creehan & Company, the industry’s leading independent provider of specialty pharmacy and specialty medications management software-as-a-service (SaaS) platforms.

“Specialty pharmacy is a uniquely high-value sub-segment of the healthcare ecosystem that is of increasing importance to payors, pharmaceutical companies, and patients alike,” said Keith Dunleavy, M.D., chief executive officer and chairman of the board of Inovalon. “This complex segment of the market benefits greatly from a data-focused approach as the mutual goal of all parties is to achieve greater quality, outcomes, and financial performance. The clear leadership position of Creehan & Company and the vital nature of this strongly growing market segment, coupled with significant data and technology synergies with Inovalon’s platforms and client base, make this an exciting and powerful combination.”

Critical to the patient, payor, and pharmaceutical company, the market segment known as specialty pharmacy focuses on higher cost and complexity segments of pharmacological care. Driven by accelerating discoveries in pharmacological treatments, the rising number of patients with highly complex and chronic disease conditions, and the increasing application of precision medicine, the U.S. specialty pharmacy market has grown from approximately $98 billion in 2010 to $178 billion in 2015, and is expected to continue to expand to an estimated $282 billion by 2020(1). All segments of the healthcare ecosystem — payors, providers, pharma, patients, and the elements of their associated care delivery matrix — rely on the capabilities of the specialty pharmacy for their own respective care, quality, regulatory and economic goals.

According to a 2015 report by The Drug Channel Institute, Creehan & Company’s software platform, known as ScriptMed™, is utilized by approximately 30% of the specialty pharmacy market, making it the most widely utilized software within the specialty pharmacy industry.  Today Creehan & Company proudly works with many of the nation’s largest health plans, pharmacy benefits management (PBM), retail and specialty pharmacies, and pharmaceutical companies providing and supporting the software enabling their respective specialty pharmacy service needs.

(1)  Barclay’s U.S. Health Care Distribution & Technology, Specialty Market Model 2016 Update, January 2016.

Inovalon / Creehan Press Release

September 22, 2016

“Creehan & Company and Inovalon share a common philosophy that data, its analysis, and the resulting ability to drive highly meaningful impact is key to the achievement of improved care, quality, and financial performance within the healthcare ecosystem,” said Sean Creehan, chief executive officer of Creehan & Company. “Our combination with Inovalon will enable us to further advance and scale our industry-leading platform and bring an expanded set of capabilities to our existing clients as well as to the expansive client base of Inovalon. All of us at Creehan & Company are excited about the people, technologies, and vision that we have found with Inovalon and see our union as a significant benefit for our clients and competitive advantage unmatched in the industry today.”

Inovalon will acquire Creehan Holding Co., Inc., the parent company of Creehan & Company, for approximately $105 million payable at closing, plus additional contingent payments of up to $25 million based upon the attainment of financial performance objectives through the end of 2018 plus the awarding of certain employee incentive equity amounts subject to vesting requirements. The purchase price will be paid with a combination of available cash and $10 million in restricted stock. The acquisition is subject to customary closing conditions and antitrust clearance and is expected to close on or around October 1, 2016. Creehan & Company had revenues of approximately $27 million in 2015 and has a long track record of strong growth and profitability. The acquisition is part of Inovalon’s previously described utilization of its balance sheet strength for strategic tuck-in acquisitions of industry-leading technologies, was contemplated in its provision of 2016 financial guidance provided on August 3, 2016, as well as the Company’s longer-term 2020 guidance, and therefore results in no change to previously provided 2016 or 2020 financial guidance.

Supplemental Information

For more information regarding Inovalon’s acquisition of Creehan & Company, a transaction brief has been posted on the Investors section of Inovalon’s website located at www.investors.inovalon.com.

About Creehan & Company

Creehan & Company is the healthcare technology industry’s leading third-party provider of SaaS and on-premise enterprise-wide software application platforms and implementation services for standalone specialty pharmacies and other industry players such as PBM’s drug manufacturers and distributors that operate in the specialty pharmacy market space.  Built upon more than a decade of client collaboration, Creehan & Company proudly partners with  leading industry health plans, pharmacy benefits management (PBM), retail and specialty pharmacy, and pharmaceutical companies to provide a comprehensive enterprise platform supporting the complete array of specially pharmacy operational, clinical, financial, and regulatory needs from referral, order, and care management, to contract administration, inventory management, fulfillment, and pharma data management. To learn more about the capabilities and the team behind Creehan & Company, please visit www.creehan.com and http://www.scriptmed.com/

Inovalon / Creehan Press Release

September 22, 2016

About Inovalon

Inovalon is a leading technology company that combines advanced, cloud-based data analytics, and data-driven intervention platforms, to achieve meaningful insight and impact in clinical and quality outcomes, utilization, and financial performance across the healthcare landscape. Inovalon’s unique achievement of value is delivered through the effective progression of Turning Data into Insight, and Insight into Action®. Large proprietary datasets, advanced integration technologies, sophisticated predictive analytics, data-driven intervention platforms, and deep subject matter expertise deliver a seamless, end-to-end capability that brings the benefits of big data and large-scale analytics to the point of care. Driven by data, Inovalon uniquely identifies gaps in care, quality, data integrity, and financial performance — while bringing to bear the unique capabilities to resolve them. Providing technology that supports hundreds of healthcare organizations in 98.4% of U.S. counties and Puerto Rico, Inovalon’s cloud-based analytical and data-driven intervention platforms are informed by data pertaining to more than 804,000 physicians, 306,000 clinical facilities, and more than 137 million Americans. Through these capabilities, and those of its subsidiary Avalere Health, Inc., which offers data-driven advisory services and business intelligence to more than 200 pharmaceutical and life sciences enterprises, Inovalon is able to drive high-value impact, improving quality and economics for health plans, ACOs, hospitals, physicians, consumers and pharma/life-sciences researchers. For more information, visit www.inovalon.com.

Forward-Looking Statements

Certain statements contained in this press release constitute forward-looking statements within the meaning of, and intended to be covered by the safe harbor provisions of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact, including but not limited to statements regarding future results of operations and financial position, including the impact of the Creehan & Company acquisition on our future results, business strategy and plans, market growth, and objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this press release include, but are not limited to, strategies and business plans and expectations regarding future results, and financial guidance for the full-year 2016 and longer-term 2020 financial guidance.  Inovalon has based these forward-looking statements largely on current expectations and projections about future events and trends that may affect financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, which could cause the future events and trends discussed in this press release not to occur and could cause actual results to differ materially and adversely from those anticipated or implied in the forward-looking statements.

These risks, uncertainties, and assumptions include, among others: the Company’s ability to continue and manage growth; ability to grow the client base, retain and renew the existing client base and maintain or increase the fees and activity with existing clients; the effect of the concentration of revenue among top clients; the ability to innovate new services and adapt platforms and toolsets; the ability to successfully implement growth strategies, including the

Inovalon / Creehan Press Release

September 22, 2016

ability to expand into adjacent verticals, such as direct to consumer, growing channel partnerships, expanding internationally and successfully pursuing acquisitions; the ability to successfully integrate our acquisitions and the ability of the acquired business to perform as expected; the successful implementation and adoption of new platforms and solutions; the possibility of technical, logistical or planning issues in connection with the Company’s investment in and successful deployment of the Company’s products, services and technological advancements; the impact of pending M&A activity in the managed care industry, including potential positive or negative impact on existing contracts or the demand for new contracts; the effects of and costs associated with compliance with regulations applicable to the Company, including regulations relating to data protection and data privacy; the ability to protect the privacy of clients’ data and prevent security breaches; the effect of competition on the business; and the efficacy of the Company’s platforms and toolsets.  Additional information is also set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 26, 2016, included under the heading Item 1A, “Risk Factors.”  The Company is under no duty to, and disclaims any obligation to, update any of these forward-looking statements after the date of this press release or conform these statements to actual results or revised expectations, except as required by law.

Contacts:

Inovalon

Kim Collins

Phone: 301-809-4000 x1473

kcollins@inovalon.com

George Price (Investors)

Phone: 301-809-4000 x1190

gprice@inovalon.com